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                                            File No. 033-91362, 811-09026
                                            Filed under Rule 497(e)


                UNITED LIFE & ANNUITY INSURANCE COMPANY

               UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                       WARBURG PINCUS TRUST II-
                       FIXED INCOME PORTFOLIO

                    Supplement dated July 14, 2000



United Life & Annuity Insurance Company (ULA) proposes to substitute shares of the Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust for shares of the Fixed Income Portfolio of Warburg Pincus Trust II (Substitution). ULA has filed an application with the Securities and Exchange Commission (Commission) requesting an order approving the Substitution, and, subject to any prior approval by applicable state insurance authorities, ULA and United Life & Annuity Separate Account One (Separate Account) propose to effect the Substitution as soon as is practical.

Prior to the date of the Substitution, you may transfer your Contract value in the Fixed Income Portfolio to any other Portfolio available under your Contract without any limitation or charge being imposed. Moreover, following the Substitution, for a period of 30 days, ULA will permit transfers from the Limited Maturity Bond Portfolio to any other available Portfolio under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the Limited Maturity Bond Portfolio will be subject to the restrictions described in the prospectus.

ULA will effect the Substitution by simultaneously placing an order to redeem the shares of the Fixed Income Portfolio and an order to purchase shares of the Limited Maturity Bond Portfolio.

ULA will bear the expenses attributable to the Substitution. ULA will send you a notice within five days after the Substitution.


                        United Life & Annuity
                       Customer Service Center
                            PO Box 11520
                        Church Street Station
                       New York, NY  10286-1520

                           (800) 632-8153